Exhibit 10.1

                                                                EXECUTION COPY







                         SALE AND SERVICING AGREEMENT


                                     among


                        FIFTH THIRD AUTO TRUST 2004-A,
                                    Issuer,


                      CITIGROUP VEHICLE SECURITIES INC.,
                                  Depositor,


                               FIFTH THIRD BANK,
                         an Ohio banking corporation,
                    Servicer, Administrator and Custodian,


                         FIFTH THIRD AUTO FUNDING LLC,
                                    Seller,


                                      and



                             THE BANK OF NEW YORK,
                               Indenture Trustee





                           Dated as of June 1, 2004

                               Table of Contents
                                                                          Page

                                   Article I

                                  DEFINITIONS

Section 1.01.  Definitions...................................................1
Section 1.02.  Other Definitional Provisions................................21

                         Article II

                  CONVEYANCE OF RECEIVABLES

Section 2.01.  Conveyance of Receivables....................................21

                         Article III

                       THE RECEIVABLES

Section 3.01.  Representations and Warranties of the Seller.................23
Section 3.02.  Representations and Warranties of the Depositor..............23
Section 3.03.  Repurchase Upon Breach.......................................24
Section 3.04.  Custody of Receivable Files..................................24
Section 3.05.  Duties of Servicer as Custodian..............................25
Section 3.06.  Instructions; Authority to Act...............................26
Section 3.07.  Custodian's Indemnification..................................26
Section 3.08.  Effective Period and Termination.............................26
Section 3.09.  Delegation...................................................27

                         Article IV

         ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01.  Duties of Servicer...........................................27
Section 4.02.  Collection of Receivable Payments; Modifications of
               Receivables..................................................28
Section 4.03.  Realization upon Receivables.................................28
Section 4.04.  Physical Damage Insurance....................................29
Section 4.05.  Maintenance of Security Interests in Financed Vehicles.......29
Section 4.06.  Covenants of Servicer........................................29
Section 4.07.  Purchase of Receivables Upon Breach..........................30
Section 4.08.  Servicing Fee................................................31
Section 4.09.  Servicer's Certificate.......................................31
Section 4.10.  Annual Statement as to Compliance; Notice of Servicer
               Termination Event; Sarbanes-Oxley............................31
Section 4.11.  Annual Independent Accountants' Report.......................32

Section 4.12.  Access to Certain Documentation and Information
               Regarding Receivables........................................32
Section 4.13.  Term of Servicer.............................................33
Section 4.14.  Access to Information Regarding Trust and Basic
               Documents....................................................33
Section 4.15.  Remittance of Fifth Third GAP Amounts........................33

                          Article V

        DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

Section 5.01.  Establishment of Accounts....................................33
Section 5.02.  Collections..................................................35
Section 5.03.  [Reserved]...................................................35
Section 5.04.  Purchase Amounts.............................................35
Section 5.05.  Permitted Withdrawals from Collection Account................36
Section 5.06.  Distributions................................................36
Section 5.07.  Reserve Account..............................................40
Section 5.08.  Statements to Securityholders................................40

                         Article VI

                        THE DEPOSITOR

Section 6.01.  Representations of Depositor.................................42
Section 6.02.  Corporate Existence..........................................43
Section 6.03.  Liability of Depositor; Indemnities..........................43
Section 6.04.  Merger or Consolidation of, or Assumption of the
               Obligations of, Depositor....................................43
Section 6.05.  Limitation on Liability of Depositor and Others..............44
Section 6.06.  Depositor May Own Securities.................................44
Section 6.07.  Depositor to Provide Copies of Relevant Securities
               Filings......................................................44
Section 6.08.  Amendment of Depositor's Organizational Documents............45

                         Article VII

                        THE SERVICER

Section 7.01.  Representations of Servicer..................................45
Section 7.02.  Indemnities of Servicer......................................46
Section 7.03.  Merger or Consolidation of, or Assumption of the
               Obligations of, Servicer.....................................48
Section 7.04.  Limitation on Liability of Servicer and Others...............48
Section 7.05.  Delegation of Duties.........................................49
Section 7.06.  Servicer Not to Resign.......................................49
Section 7.07.  Servicer May Own Securities..................................50

                        Article VIII

                           DEFAULT

Section 8.01.  Servicer Termination Events..................................50
Section 8.02.  Consequences of a Servicer Termination Event.................50
Section 8.03.  Appointment of Successor Servicer............................51
Section 8.04.  Notification to Securityholders..............................52
Section 8.05.  Waiver of Past Defaults......................................52

                         Article IX

                         TERMINATION

Section 9.01.  Optional Purchase of All Receivables.........................53

                          Article X

                        MISCELLANEOUS

Section 10.01.  Amendment...................................................53
Section 10.02.  Protection of Title to Trust................................55
Section 10.03.  Notices.....................................................56
Section 10.04.  Assignment by the Depositor or the Servicer.................57
Section 10.05.  Limitations on Rights of Others.............................57
Section 10.06.  Representations of the Servicer and the Depositor...........57
Section 10.07.  Headings and Cross-References...............................57
Section 10.08.  GOVERNING LAW...............................................58
Section 10.09.  Assignment by Issuer........................................58
Section 10.10.  Counterparts................................................58
Section 10.11.  Severability................................................58
Section 10.12.  Further Assurances..........................................58
Section 10.13.  Waiver of Immunity..........................................58
Section 10.14.  Nonpetition Covenants.......................................59
Section 10.15.  Limitation of Liability of Owner Trustee and
                Indenture Trustee...........................................59



Schedule A     Final Schedule of Receivables
Schedule B     Location of Receivable Files

Exhibit A      Representations and Warranties with respect to the Receivables
Exhibit B      Form of Distribution Date Statement to Securityholders
Exhibit C      Form of Servicer's Certificate

         This SALE AND SERVICING AGREEMENT, dated as of June 1, 2004, among FIFTH THIRD AUTO TRUST 2004-A, a Delaware statutory trust (the "Issuer"), CITIGROUP VEHICLE SECURITIES INC., a Delaware corporation (the "Depositor"), FIFTH THIRD BANK, an Ohio banking corporation ("Fifth Third (Ohio)"), as servicer (in such capacity, the "Servicer"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian"), FIFTH THIRD AUTO FUNDING LLC, a Delaware limited liability company, as seller (the "Seller"), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts and loan notes originated or purchased by Fifth Third (Ohio), Fifth Third Bank, a Michigan banking corporation ("Fifth Third (Michigan)"), or their respective Affiliates in the ordinary course of its business and sold by Fifth Third (Michigan) to the Seller which sold such portfolio of receivables together with certain related property to the Depositor;

         WHEREAS, the Depositor is willing to sell such receivables and related property to the Issuer; and

         WHEREAS, Fifth Third (Ohio) is willing to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  Article I

                                  DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Administration Agreement" means the Administration Agreement dated as of June 1, 2004 between the Issuer, the Administrator and the Indenture Trustee, as the same may be amended, restated or otherwise modified from time to time.

         "Administrator" means Fifth Third (Ohio), and each successor to Fifth Third (Ohio) (in the same capacity) pursuant to the Administration Agreement.

         "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Sale and Servicing Agreement, as the same may be amended, restated or otherwise modified from time to time.

         "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

         "Applicable Tax State" means, as of any date, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices and (c) the State of Michigan or the State of Ohio.

         "Bankruptcy Remote Party" means any of the Depositor, the Seller, the Issuer or any special purpose entity created by either the Depositor or the Seller for one or more Financings.

         "Banks" means Fifth Third (Ohio), Fifth Third (Michigan), their respective Affiliates and their respective predecessors in interest.

         "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Transfer and Sale Agreement and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

         "Book-Entry Notes" has the meaning set forth in the Indenture.

         "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which national banking institutions, commercial banking institutions or trust companies in the States of New York, Ohio, Michigan or Delaware are authorized or required by law, executive order or governmental decree to be closed.

         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Issuer, executed and countersigned as provided in the Trust Agreement and substantially in the form set forth in Exhibit A therein.

         "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

         "Certificateholder" means a Person in whose name a Certificate is registered.

         "Class" means any one of the classes of Notes.

         "Class A Note" means any Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note.

         "Class A Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Interest Distributable Amount for such Distribution

Date, the Class A-2 Interest Distributable Amount for such Distribution Date, the Class A-3 Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Distributable Amount for such Distribution Date.

         "Class A Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to the greater of (a) the Outstanding Amount of the Class A-1 Notes immediately prior to such Distribution Date and
(b) an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to such Distribution Date minus (ii) the lesser of (A) 90.50% of the Pool Balance for such Distribution Date and (B) an amount equal to (1) the Pool Balance for such Distribution Date minus (2) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, on the Final Scheduled Distribution Date of any Class of Class A Notes, the Class A Principal Distributable Amount shall not be less than the amount that is necessary to pay that Class of Class A Notes in full; and provided further that the Class A Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class A Notes on that Distribution Date.

         "Class A-1 Final Scheduled Distribution Date" means the Distribution Date in June 2005.

         "Class A-1 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-1 Notes actually paid to the Class A-1 Noteholders on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-1 Rate.

         "Class A-1 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Distribution Date and the Class A-1 Interest Carryover Shortfall for such Distribution Date.

         "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

         "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

         "Class A-1 Noteholder" means the Person in whose name a Class A-1
Note is registered in the Note Register.

         "Class A-1 Notes" means the 1.3975% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

         "Class A-1 Rate" means 1.3975% per annum.

         "Class A-2 Final Scheduled Distribution Date" means the Distribution Date in March 2007.

         "Class A-2 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-2 Notes actually paid to the Class A-2 Noteholders on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-2 Rate.

         "Class A-2 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Carryover Shortfall for such Distribution Date.

         "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-2 Noteholder" means the Person in whose name a Class A-2
Note is registered in the Note Register.

         "Class A-2 Notes" means the 2.42% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

         "Class A-2 Rate" means 2.42% per annum.

         "Class A-3 Final Scheduled Distribution Date" means the Distribution Date in February 2008.

         "Class A-3 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-3 Notes actually paid to the Class A-3 Noteholders on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-3 Rate.

         "Class A-3 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Distribution Date and the Class A-3 Interest Carryover Shortfall for such Distribution Date.

         "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-3 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-3 Noteholder" means the Person in whose name a Class A-3
Note is registered in the Note Register.

         "Class A-3 Notes" means the 3.19% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

         "Class A-3 Rate" means 3.19% per annum.

         "Class A-4 Final Scheduled Distribution Date" means the Distribution Date in October 2011.

         "Class A-4 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-4 Notes actually paid to the Class A-4 Noteholders on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-4 Rate.

         "Class A-4 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Carryover Shortfall for such Distribution Date.

         "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-4 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4
Note is registered in the Note Register.

         "Class A-4 Notes" means the 3.70% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

         "Class A-4 Rate" means 3.70% per annum.

         "Class B Final Scheduled Distribution Date" means the Distribution Date in October 2011.

         "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class B Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class B Notes actually paid to the Class B Noteholders on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class B Rate.

         "Class B Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class B Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Monthly Interest Distributable Amount for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

          "Class B Notes" means the 3.61% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

         "Class B Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) 100% of the Regular Principal Allocation for such Distribution Date minus (b) the Class A Principal Distributable Amount for such Distribution Date; provided however, that, on the Class B Final Scheduled Distribution Date, the Class B Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class B Notes in full; and provided further that the Class B Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class B Notes on that Distribution Date.

         "Class B Rate" means 3.61% per annum.

         "Closing Date" means June 18, 2004.

         "Collateral" has the meaning specified in the Granting Clause of the Indenture.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

         "Collection Period" means with respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Collections" means, with respect to any Receivable and to the extent received by the Servicer after the Cut-off Date, without duplication, (i) any monthly payment by or on behalf of the Obligor thereunder, (ii) any full or partial prepayment of such Receivable, (iii) all Liquidation Proceeds and Recoveries, (iv) any amounts received by the Servicer with respect to any Receivable after the date the related Financed Vehicle has been repossessed, net of out-of-pocket expenses (including, without limitation, any auction, painting, repair, refurbishment or legal expenses) relating thereto and (v) any other amounts received by the Servicer which, in accordance with its Customary Servicing Practices would be applied to the payment of accrued interest or to reduce the Principal Balance of such Receivable; provided, however, that the term "Collections" in no event will include (1) for any Distribution Date, any amounts in respect of any Receivable the Purchase Amount of which has been included in the Total Distribution Amount on such Distribution Date or a prior Distribution Date and (2) collections allocable to Supplemental Servicing Fees in accordance with the Simple Interest Method.

         "Commission" means the United States Securities and Exchange
Commission.

         "Contract" means a motor vehicle retail installment sale contract or a motor vehicle installment loan note, including the provisions thereof constituting a security agreement.

         "Contract Rate" means, with respect to a Receivable, the annual rate of interest stated in the related Contract.

         "Corporate Trust Administration Department" has the meaning set forth in the Trust Agreement.

         "Corporate Trust Office" has the meaning set forth in the Indenture.

         "CPI Insurance" means physical loss and damage insurance obtained by the Servicer with respect to a Financed Vehicle for which the related Obligor failed to maintain physical loss and damage insurance as required by the related Receivable.

         "Custodian" means Fifth Third (Ohio), in its capacity as custodian of the Receivables.

         "Customary Servicing Practices" means the customary servicing practices of the Servicer with respect to comparable retail automobile receivables that the Servicer services for itself and others, as in effect from time to time, in accordance with reasonable care and in a manner that will not materially and adversely affect the interests of the Holders, except as such servicing practices may be explicitly modified by the Basic Documents.

         "Cutoff Date" means the close of business on May 31, 2004.

         "Dealer" means the dealer which sold a Financed Vehicle and through which a Bank or an Affiliate thereof originated the related Receivable or which originated the related Receivable and assigned it to a Bank or an Affiliate thereof pursuant to a Dealer Agreement or form of assignment, as applicable.

         "Dealer Agreement" means an agreement between a Bank or an Affiliate thereof and a Dealer pursuant to which such Dealer sells Contracts to a Bank or an Affiliate thereof or a Bank or an Affiliate thereof originates Contracts through such Dealer.

         "Dealer Receivable" means each Receivable which was originated by the Seller or an Affiliate of the Seller with the involvement of a Dealer.

         "Delivery" when used with respect to Trust Account Property means (terms used in the following provisions of this definition that are not otherwise defined are used as defined in Article 8 of the UCC):

         (a) in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument, by:

               (i) the delivery of such certificated security or instrument to the Indenture Trustee registered in the name of the Indenture Trustee or its affiliated nominee or endorsed to the Indenture Trustee or in blank,

               (ii) the Indenture Trustee continuously indicating by book-entry that such certificated security or instrument is credited to the applicable Trust Account, and

               (iii) the Indenture Trustee maintaining continuous possession of such certificated security or instrument;

         (b) in the case of each uncertificated security (other than a clearing corporation security), by causing:

               (i) such uncertificated security to be continuously registered on the books of the issuer thereof to the Indenture Trustee, and

               (ii) the Indenture Trustee continuously indicating by book-entry that such uncertificated security is credited to the applicable Trust Account;

         (c) in the case of each security in the custody of or maintained on the books of a clearing corporation or its nominee (a "clearing corporation security"), by causing:

               (i) the relevant clearing corporation to credit such clearing corporation security to the securities account of the Indenture Trustee, and

               (ii) the Indenture Trustee continuously indicating by book-entry that such clearing corporation security is credited to the applicable Trust Account;

         (d) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing:

               (i) the creation of a security entitlement to such government security by the credit of such government security to the securities account of the Indenture Trustee at the FRBNY, and

               (ii) the Indenture Trustee continuously indicating by book-entry that such government security is credited to the applicable Trust Account;

         (e)   in the case of each security entitlement not governed by clauses
(a) through (d) above, by:

               (i) causing a securities intermediary (x) to indicate by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Indenture Trustee's securities account, (y) to receive a financial asset from the Indenture Trustee or acquiring the underlying financial asset for the Indenture Trustee, and in either case, accepting it for credit to the Indenture Trustee's securities account or (z) to become obligated under other law, regulation or rule to credit the underlying financial asset to the Indenture Trustee's securities account,

               (ii) the making by such securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Indenture Trustee and continuously indicating by book-entry that such security entitlement is credited to the Indenture Trustee's securities account, and

               (iii) the Indenture Trustee continuously indicating by book-entry that such security entitlement (or all rights and property of the Indenture Trustee representing such securities entitlement) is credited to the applicable Trust Account; and

         (f)   in the case of cash or money, by:

               (i)   the delivery of such cash or money to the Indenture
          Trustee,

               (ii) the Indenture Trustee treating such cash or money as a financial asset maintained by such Indenture Trustee for credit to the applicable Trust Account in accordance with the provisions of
          Article 8 of the UCC, and

               (iii) causing the Indenture Trustee to continuously indicate by book-entry that such cash or money is credited to the applicable
          Trust Account.

         The Indenture Trustee shall institute such additional or alternative provisions as may hereafter become appropriate to effect complete transfer of ownership of any Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof.

         "Depositor" means Citigroup Vehicle Securities Inc., a Delaware corporation, and its successors and assigns.

         "Depositor Conveyed Assets" has the meaning set forth in Section
2.01.

         "Determination Date" means, with respect to each Distribution Date, the sixteenth calendar day of the month in which such Distribution Date occurs (or if such sixteenth day is not a Business Day, the next succeeding Business
Day).

         "Distribution Date" means, with respect to each Collection Period, the twentieth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on July 20, 2004.

         "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), that (i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "A2" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and
(ii) the deposits of which are insured by the FDIC.

         "Eligible Investments" means securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof, that evidence:

         (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America or its agencies;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution (including any of the Banks, the Indenture Trustee or the Owner Trustee) or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

         (c) commercial paper (including commercial paper of any of the Banks, the Indenture Trustee, the Owner Trustee or any of their Affiliates) having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

         (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Servicer, the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

         (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause; and

         (g) any other investment with respect to which the Rating Agency Condition is met.

         "Eligible Servicer" means Fifth Third (Ohio) or any other Person that at the time of its appointment as Servicer is either (i) a Person that (A) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans, (B) is legally qualified and has the capacity to service the Receivables, (C) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (D) has a minimum net worth of $50,000,000 or (ii) a Person that is otherwise acceptable to each Rating Agency.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "FDIC Rule" means 12 C.F.R. Section 360.6, and any successor provision.

         "Fifth Third GAP" means, with respect to any Receivable, an insurance policy or debt cancellation agreement offered by one of the Banks which covers, in the event of a casualty with respect to the Financed Vehicle, the Principal Balance of the Receivable remaining after application of the casualty insurance proceeds to the amount due on the Receivable.

         "Fifth Third (Michigan)" means Fifth Third Bank, a Michigan banking corporation, and its successors and assigns.

         "Fifth Third (Ohio)" means Fifth Third Bank, an Ohio banking corporation, and its successors and assigns.

         "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date or the Class B Final Scheduled Distribution Date, as applicable.

         "Financed Vehicle" means a new or used automobile, light-duty truck, van, minivan or sport utility vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "Financing" means any asset securitization, secured loan or similar financing transaction undertaken by the Depositor or the Seller, any subsidiary of the Depositor or the Seller or any trust created by either the Depositor or the Seller.

         "First Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Distribution
Date) over (y) the Pool Balance for such Distribution Date.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "GAP Amount" means the portion of the total payoff amount of a Receivable which the Servicer determines is required to be cancelled pursuant to Fifth Third GAP (as described in the related Contract or other documents), if the Obligor on such Receivable has purchased Fifth Third GAP.

         "Holder" means a Certificateholder or a Noteholder, as the context requires.

         "Indenture" means the Indenture, dated as of June 1, 2004, between the Issuer and the Indenture Trustee, as amended, restated or otherwise modified from time to time.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Indenture Trustee Fee" means the fee payable to the Indenture Trustee, as set forth in the fee letter from the Indenture Trustee to the Administrator dated on or before the Closing Date.

         "Initial Class A-1 Note Balance" means $141,000,000.

         "Initial Class A-2 Note Balance" means $296,000,000.

         "Initial Class A-3 Note Balance" means $140,000,000.

         "Initial Class A-4 Note Balance" means $141,125,000.

         "Initial Class B Note Balance" means $20,625,000.

         "Initial Pool Balance" means $750,012,579, which is an amount equal to the aggregate Principal Balance, as of the Cutoff Date, of the Receivables.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insolvency Proceeding" means a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, conservatorship, receivership or other proceeding under any federal or state bankruptcy, insolvency or similar law.

         "Interest Accrual Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, the Closing Date) to and including the day before the Distribution Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the period from and including the 20th day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing
Date) to and including the 19th day of the calendar month in which such Distribution Date occurs.

         "Interest Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate or the Class B Rate, as the context may require.

         "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account.

         "Issuer" means Fifth Third Auto Trust 2004-A, a Delaware statutory trust, and its successors and assigns.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Lien Certificate" means with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party.

         "Lienholder" means the Bank specified in the Lien Certificate.

         "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated and liquidation proceeds have been received by the Servicer; (ii) the Servicer has determined in accordance with its Customary Servicing Practices that all amounts that it expects to receive with respect to the Receivables have been received; and (iii) the end of the Collection Period in which the Receivable becomes 180 days or more past due.

         "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of any out-of-pocket expenses (including, without limitation, any auction, painting, repair, refurbishment or legal expenses) relating thereto and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Minimum Required Rating" means, with respect to Fifth Third (Ohio), a short-term unsecured debt rating equal to or greater than "Prime-1" by Moody's and "A-1+" by Standard & Poor's.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance and (v) the Initial Class B Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

         "Note Depository Agreement" means the agreement dated June 17, 2004, among the Issuer, the Indenture Trustee and The Depository Trust Company, relating to the Book-Entry Notes.

         "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

         "Noteholders" means the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders or the Class B Noteholders.

         "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

         "Officer's Certificate" means a certificate signed by (a) a Responsible Officer of the Servicer, the Seller, the Transferor or the Depositor, as applicable, or (b) in the case of a Servicer's Certificate, a Responsible Officer of the Servicer or the Servicing Exceptions Manager of the Servicer.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Servicer or the Issuer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the Person required to provide such an Opinion of Counsel.

         "Originator" means Fifth Third (Ohio), Fifth Third (Michigan) or one of their predecessors in interest.

         "Outstanding" has the meaning specified in the Indenture.

         "Outstanding Amount" means, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding as of such date of determination.

         "Overcollateralization Target Amount" means, as of any Distribution Date, the greater of (i) 3.00% of the Pool Balance for such Distribution Date and (ii) 0.75% of the Initial Pool Balance; provided, however, that the Overcollateralization Target Amount shall not exceed the Pool Balance as of such Distribution Date.

         "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

         "Owner Trustee Fee" means the fee payable to the Owner Trustee, as set forth in the fee agreement between the Owner Trustee and the Administrator dated on or before the Closing Date.

         "Perfection Representations" means the representations and warranties of the Transferor set forth in Exhibit B to the Transfer and Sale Agreement or the representations and warranties of the Seller set forth in Exhibit B to the Receivables Purchase Agreement, as applicable.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance" means, as of any date of determination, an amount equal to the aggregate Principal Balance of the Receivables at the end of the immediately preceding Collection Period.

         "Principal Balance" means, with respect to any Receivable as of the last day of the Collection Period immediately preceding a date of determination, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of such Collection Period, of (1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method and (2) the principal amount by which a Receivable is reduced pursuant to an order from a court of competent jurisdiction or as otherwise required by applicable law. The "Principal Balance" of any Receivable that becomes a Liquidated Receivable will be deemed to be zero as of the date it becomes a Liquidated Receivable. The "Principal Balance" of any Receivable that becomes a Purchased Receivable will be deemed to be zero as of the last day of the Collection Period immediately preceding the Distribution Date on which it is to be repurchased.

         "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(c).

         "Prospectus" has the meaning set forth in the Underwriting Agreement.

         "Prospectus Supplement" has the meaning set forth in the Underwriting Agreement.

         "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus unpaid accrued interest on such amount at the applicable Contract Rate to the last day of the Collection Period preceding the Distribution Date on which such Receivable is purchased by the Servicer or the Seller.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to
Section 3.03 and the Receivables Purchase Agreement.

         "Purchaser" means Fifth Third Auto Funding LLC, a Delaware limited liability company, and its successors and assigns.

         "Rating Agency" means Moody's or Standard & Poor's, as the context may require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" means any nationally recognized statistical rating organization or other comparable Person designated by the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have notified the Issuer or the Indenture Trustee in writing that such action will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes that is Outstanding.

         "Realized Losses" means, as to any Distribution Date, the amount, if any, by which the outstanding aggregate Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period exceeds that portion allocable to principal of all net Liquidation Proceeds received with respect to such Liquidated Receivables.

         "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche or electronic format) which has not been released from the lien of the Indenture.

         "Receivable Files" means the following documents with respect to each Financed Vehicle:

               (i) the fully executed original of each Receivable (together with any written agreements modifying each such Receivable, including any addenda or extension agreement);

               (ii) the original credit application, or an electronic copy thereof;

               (iii) the original certificate of title or, if not yet received, evidence that an application therefore has been submitted with the appropriate authority, a guaranty of title from a Dealer or such other documents (electronic or otherwise, as used in the applicable jurisdiction) that the Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the applicable Originator in the related Financed Vehicle; and

               (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of June 1, 2004, between Fifth Third Auto Funding LLC, as seller and the Depositor, as the same may be amended, restated or otherwise modified from time to time.

         "Record Date" means (a) with respect to the Notes, as to any Distribution Date or Redemption Date, the close of business on the day immediately preceding such Distribution Date or Redemption Date unless the Notes are no longer Book-Entry Notes, in which case the Record Date will be the last day of the calendar month preceding such Distribution Date or Redemption Date, and (b) with respect to the Certificates, as to any Distribution Date, the last day of the month preceding such Distribution Date.

         "Recoveries" means, with respect to any Collection Period after a Collection Period in which a Receivable becomes a Liquidated Receivable, all monies received by the Servicer with respect to such Liquidated Receivable during that Collection Period, net of any fees, costs and expenses incurred by the Servicer in connection with the collection of such Liquidated Receivable and any payments required by law to be remitted to the Obligor.

         "Redemption Date" has the meaning set forth in the Indenture.

         "Registrar of Titles" means with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "Registration Statement" means Registration Statement No. 333-105855 filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on October 2, 2003.

         "Regular Principal Allocation" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Distribution Date over (a) the Pool Balance with respect to such Distribution Date less (b) the Overcollateralization Target Amount with respect to such Distribution Date.

         "Reserve Account" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.01(d).

         "Reserve Account Required Amount" means 0.25% of the Initial Pool Balance.

         "Reserve Account Withdrawal Amount" means: (a) with respect to each Distribution Date prior to an acceleration of the Notes specified in Section 5.06(e), the lesser of (i) the amount then on deposit in the Reserve Account and (ii) the excess, if any, of (A) the aggregate amount required to be paid pursuant to Sections 5.06(b)(i) through (vi) over (B) the Total Distribution Amount for such Distribution Date; provided that, if the amount on deposit in the Reserve Account on such Distribution Date (after giving effect to any withdrawals therefrom relating to such Distribution Date) is equal to or greater than the Outstanding Amount of the Notes on such Distribution Date (after giving effect to payments on such Distribution Date), the Reserve Account Withdrawal Amount shall equal the amount necessary to reduce the Outstanding Amount of the Notes to zero; and (b) with respect to each Distribution Date on or after an acceleration of the Notes specified in
Section 5.06(e), the amount then on deposit in the Reserve Account.

         "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer, the Seller, the Transferor or the Depositor, as applicable.

         "Sarbanes-Oxley Certification" means as and to the extent required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules adopted by the Commission with respect thereto, the certification or certifications as comply in form and substance with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder required to be filed in all Annual Reports on Form 10-K filed with the Commission with respect to the Issuer.

         "Second Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date; provided however, that the Second Allocation of Principal on or after the Final Scheduled Distribution Date of any Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Notes to zero.

         "Securities" means the Notes and the Certificates.

         "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

         "Seller" means Fifth Third Auto Funding LLC and its successors in interest.

         "Seller Conveyed Assets" has the meaning set forth in Section 2.01 of the Receivables Purchase Agreement.

         "Servicer" means Fifth Third (Ohio), as the servicer of the Receivables, and each successor to Fifth Third (Ohio) (in the same capacity) pursuant to Section 7.03 or 8.03.

         "Servicer Termination Event" has the meaning set forth in Section
8.01.

         "Servicer's Certificate" means an Officer's Certificate of the Servicer delivered pursuant to Section 4.09.

         "Servicing Fee" means, with respect to any Distribution Date, an amount equal to the product of (a) one-twelfth (or in the case of the first Distribution Date, a fraction, the numerator of which is the number of days from but not including the Cutoff Date to and including the last day of the first Collection Period and the denominator of which is 360), (b) the Servicing Fee Rate and (c) the Pool Balance as of the first day of the immediately preceding Collection Period (or, in the case of the first Distribution Date, as of the Cutoff Date).

         "Servicing Fee Rate" means 1.00% per annum.

         "Simple Interest Method" means the method of allocating the monthly payments and all other amounts received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable Contract Rate, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 or 366 days, as applicable, in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment (1) first, to principal to reduce the scheduled principal amount outstanding on such Receivable to the extent of the remaining scheduled payment (except in the case of Contracts which are subject to CPI Insurance, in which case the remainder of each such monthly payment will be allocated first to pay the monthly installment then due and payable with respect to CPI Insurance and second, any remainder will be allocated to principal to reduce the scheduled principal amount outstanding on the Receivable to the extent of the remaining scheduled payment), (2) second, to the payment of unpaid Supplemental Servicing Fees with respect to such Receivable and (3) third, to principal to reduce the principal amount outstanding on the Receivable.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Supplemental Servicing Fee" means any and all (i) late fees, (ii) extension fees, (iii) non-sufficient funds charges, (iv) prepayment charges and (v) any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable; provided, however, that any amounts received by the Servicer with respect to any Receivable after the date the related Financed Vehicle has been repossessed shall not constitute "Supplemental Servicing Fees".

         "Total Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (i) all Collections received by the Servicer during such Collection Period and (ii) the Purchase Amount of each Receivable that is to become a Purchased Receivable on such Distribution Date.

         "Transfer and Sale Agreement" means the Transfer and Sale Agreement dated as of June 1, 2004, between Fifth Third (Michigan) and Fifth Third Auto Funding LLC, as the same may be amended, restated or otherwise modified from time to time.

         "Transferor" means Fifth Third (Michigan), a Michigan banking corporation.

         "Transferor Conveyed Assets" has the meaning set forth in Section
2.01 of the Transfer and Sale Agreement.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, instruments, certificated securities, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "Trust Accounts" means the Collection Account, the Principal Distribution Account and the Reserve Account.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of June 1, 2004, between the Depositor and the Owner Trustee, as the same may be amended, restated or otherwise modified from time to time.

         "Trust Officer" means, in the case of the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Indenture Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Indenture and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "Underwriters" means each of Citigroup Global Markets Inc. and the other underwriters identified in the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement dated June 9, 2004 relating to Fifth Third Auto Trust 2004-A between the Depositor and Citigroup Global Markets Inc. as representative of the Underwriters, as amended, restated or otherwise modified from time to time.

         Section 1.02.  Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; "or" includes "and/or"; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Agreement are applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

         (e) Any agreement, instrument, rule, regulation or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument, rule, regulation or statute as from time to time amended, restated, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  Article II

                           CONVEYANCE OF RECEIVABLES

         Section 2.01.  Conveyance of Receivables.

         In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Certificates, the Depositor does hereby transfer, set over and otherwise convey to the Issuer on the Closing Date, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

               (i) the Receivables and all monies received thereon after the Cutoff Date;

               (ii) the security interests in the Financed Vehicles and any accessions thereto granted by the related Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

               (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from any extended warranty, theft and physical damage, credit life, disability or other insurance policy covering Receivables, Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy and Fifth Third GAP protection;

               (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Banks, the Seller, the Depositor, the Servicer or the Issuer;

               (v) all documents and other items contained in the Receivable Files;

               (vi) all proceeds from any Receivable purchased or repurchased by a Dealer pursuant to a Dealer Agreement;

               (vii) all of the Seller's and the Depositor's rights (but none of their respective obligations) under the Transfer and Sale Agreement;

               (viii) all of the Depositor's rights (but none of its obligations) under the Receivables Purchase Agreement;

               (ix) all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon);

               (x) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

               (xi) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (x) above, the "Depositor Conveyed Assets").

         It is the intention of the parties hereto that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Depositor Conveyed Assets (for non-tax purposes) from the Depositor to the Issuer and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the parties hereto, the transfer of assets by the Depositor to the Issuer pursuant to this Agreement is deemed not to be a sale (for non-tax purposes) but to be of a mere security interest to secure a borrowing, the Depositor hereby grants to the Issuer a security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising, the Depositor Conveyed Assets which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law. The Depositor further consents to the pledge of the Depositor Conveyed Assets under the Indenture to the Indenture Trustee.

                                 Article III

                                THE RECEIVABLES

         Section 3.01.  Representations and Warranties of the Seller.

         (a) The Seller has made each of the representations and warranties set forth in Exhibit A and Exhibit B under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights thereto. Such representations and warranties speak as of the Closing Date, or if so specified therein, as of the Cutoff Date, but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Transfer and Sale Agreement and the Receivables Purchase Agreement, including the representations and warranties of Fifth Third (Michigan) and the Seller, as applicable, therein as set forth in Exhibit A and Exhibit B of the Receivables Purchase Agreement, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement and the right to require Fifth Third (Michigan) to repurchase the Receivables in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the transfer and delivery of the Receivables to the Issuer or the Custodian.

         (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

         Section 3.02.  Representations and Warranties of the Depositor.

         The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture:

         (a) Title. As of the Closing Date, the Depositor has conveyed to the Issuer all right, title and interest of the Depositor in and to the Receivables, including all right, title and interest of the Depositor in and to the security interests in the related Financed Vehicles.

         (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Documents to the Indenture Trustee.

         (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

         Section 3.03.  Repurchase Upon Breach.

         Upon discovery by any party hereto of a breach of any of the representations and warranties set forth in Section 3.01 of this Agreement or
3.02 of the Receivables Purchase Agreement at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer, the Indenture Trustee or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto; provided that the failure to give such notice shall not affect any obligation of the Seller hereunder. If the Seller does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Seller elects, an earlier date) after the date that a Responsible Officer of the Seller became aware or was notified of such breach, then the Seller shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Distribution Date following the end of such Collection Period. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the receipt of timely payment on such Receivable. Any such purchase by the Seller shall be at a price equal to the Purchase Amount of such Receivable. In consideration for such repurchase, the Seller shall make (or shall cause to be made) a payment to the Issuer equal to the Purchase Amount by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Distribution Date. Upon payment of such Purchase Amount by the Seller, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as shall be reasonably necessary to vest in the Seller or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the right to cause the Seller to purchase (or to enforce the obligations of Fifth Third (Michigan) under the Receivables Purchase Agreement to purchase) any Receivable as described above shall constitute the sole remedy against the Seller respecting such breach available to the Depositor, the Noteholders, the Certificateholders, the Issuer, the Owner Trustee and the Indenture Trustee; provided that this
Section 3.03 shall not limit the right of the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee to enforce (or to cause the Seller to enforce) the obligations of Fifth Third (Michigan) pursuant to the Transfer and Sale Agreement. The obligation of the Seller to repurchase under this
Section 3.03 shall not be dependent upon the actual knowledge of the Seller of any breached representation or warranty and shall exist without regard to any limitation set forth in any representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

         Section 3.04.  Custody of Receivable Files.

         To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the

Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee.

         Section 3.05.  Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act in accordance with its Customary Servicing Practices. In accordance with its Customary Servicing Practices, the Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold a material portion of the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files. In acting as custodian of the Receivable Files, the Servicer agrees further not to assert, on its own behalf or on behalf of any Affiliate, any beneficial ownership interest in the Receivables or the Receivable Files, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of the Issuer.

         (b) Maintenance of and Access to Records. The Servicer, in its capacity as custodian, shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such additional location as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 30 days prior to the addition of such location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours of the Servicer as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

         (c) Release of Documents. Upon written instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Issuer, the Servicer shall release any document in the Receivable File to the Indenture Trustee or the Issuer, as the case may be, or to the agent or designee of the Indenture Trustee or the Issuer, as the case may be, at such place or places as the Indenture Trustee or the Issuer, as applicable, may designate, as soon as practicable. Any document so released will be handled by the Indenture Trustee or the Issuer, as applicable, with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or the Issuer, or its agent or designee, as the case may be, has no further need therefore. Upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee or the Issuer, as the case may be, the Servicer shall be released from any further liability and responsibility under this Section 3.05 with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Issuer's failure to return any Receivable File or any portion thereof in a timely manner.

         Section 3.06.  Instructions; Authority to Act.

         The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Issuer.

         Section 3.07.  Custodian's Indemnification.

         The Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee, the Noteholders and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Issuer, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Issuer, the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Issuer, the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Issuer, the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Issuer, the Owner Trustee or the Indenture Trustee, as the case may be.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         Section 3.08.  Effective Period and Termination.

         The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08. If the Servicer or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer, by the Indenture Trustee or by the Noteholders evidencing not less than a majority of the Controlling Class or, if no Notes are Outstanding, by Holders (other than the Seller or an Affiliate thereof) of Certificates evidencing not less than a majority of the percentage interests in the Certificates, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent, at such place or places as the Indenture Trustee may reasonably designate.

         Section 3.09.  Delegation.

         The Servicer, in its capacity as custodian, may at any time delegate its duties as custodian to any Affiliate or to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer, the Depositor and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties and provided, further, that the Receivables Files may not be located outside of the United States. The Servicer, in its capacity as Custodian, shall pay any compensation payable to such Person from its own funds and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders shall have any liability to such Person with respect thereto. Any agreement that may be entered into by the Servicer, in its capacity as Custodian, and a Person that provides for any delegation of the Custodian's duties hereunder to such Person shall be deemed to be between the Servicer, in its capacity as Custodian, and such Person alone, and the Issuer, the Owner Trustee, the Indenture Trustee and Holders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect thereto.

                                  Article IV

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01.  Duties of Servicer.

         The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables with reasonable care using that degree of skill and attention that the Servicer uses with respect to comparable new or used automobile receivables that it services for itself and others and in a manner that will not materially and adversely affect the interests of the Holders. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce rights of the holder of the Receivables under the Receivables and the Dealer Agreements and assignment forms in accordance with its Customary Servicing Practices. The Servicer shall follow its Customary Servicing Practices and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to
Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Issuer shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Issuer, the Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         Section 4.02. Collection of Receivable Payments; Modifications of Receivables.

         (a) Consistent with its Customary Servicing Practices, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) Subject to Section 4.06, the Servicer may grant payment extensions, rebates, deferrals, amendments, modifications or adjustments on the Receivables in accordance with its Customary Servicing Practices; provided, however, that if the Servicer (i) extends the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period prior to the Class B Final Scheduled Distribution Date or (ii) agrees with the Obligor to reduce the Contract Rate or the Principal Balance with respect to any Receivable other than as required by applicable law or in connection with final settlement of a deficiency balance, it will promptly purchase such Receivable in the manner provided in Section 4.07.

         (c) Notwithstanding anything in this Agreement to the contrary, the Servicer may refinance any Receivable by accepting a new promissory note from the related Obligor and applying the proceeds of such refinancing to pay all obligations in full of such Obligor under the Receivable. The Receivable created by such refinancing shall not be property of the Issuer.

         Section 4.03.  Realization upon Receivables.

         The Servicer shall, consistent with its Customary Servicing Practices and the terms of this Agreement, use its reasonable efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely unless the Servicer determines, consistent with its Customary Servicing Practices, that repossession will not increase the Liquidation Proceeds by an amount greater than the expense of such repossession. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow its Customary Servicing Practices, which practices may include the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not be required to expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its sole discretion that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all expenses incurred by it that are reasonably allocated to repossessing and liquidating a Financed Vehicle, but only out of the Liquidation Proceeds for such Financed Vehicle and related Receivable.

         Section 4.04.  Physical Damage Insurance.

         The Servicer shall, in accordance with its Customary Servicing Practices, require that each Obligor shall have obtained physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

         Section 4.05.  Maintenance of Security Interests in Financed Vehicles.

         The Servicer shall, in accordance with its Customary Servicing Practices, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Indenture Trustee, the Servicer hereby agrees that the designation of Fifth Third (Ohio) as the secured party on the certificate of title is in its capacity as agent of the Indenture Trustee.

         Section 4.06.  Covenants of Servicer.

         By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

         (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable by or on behalf of the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its Customary Servicing Practices or in connection with repossession or except as may be required by an insurer in order to receive proceeds from any insurance policy covering such Financed Vehicle;

         (b) No Impairment. The Servicer shall do nothing to impair the rights of the Issuer in the property of the Issuer;

         (c) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names Fifth Third (Ohio), the Seller or the Depositor as a debtor, and any Person other than the Seller, the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property; and

         (d) Forced-Place Insurance. The Servicer shall administer its CPI Insurance program in accordance with all applicable law and in accordance with the terms of the Contracts related to the Receivables which are subject to CPI Insurance.

         Section 4.07.  Purchase of Receivables Upon Breach.

         Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05 or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee or the Noteholders, the party discovering such breach shall give prompt written notice to the other parties hereto; provided that the failure to give such notice shall not affect any obligation of the Servicer hereunder. If the Servicer does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Servicer elects, an earlier date) after the date that a Responsible Officer of the Servicer became aware or was notified of such breach, then the Servicer shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Distribution Date following the end of such Collection Period. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the receipt of timely payment on such Receivable. Any such purchase by the Servicer shall be at a price equal to the Purchase Amount of such Receivable. In consideration for such repurchase, the Servicer shall make (or shall cause to be made) a payment to the Issuer equal to the Purchase Amount by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Distribution Date. Upon payment of such Purchase Amount by the Servicer, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as shall be reasonably necessary to vest in the Servicer or its designee any Receivable repurchased pursuant hereto. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable as described above shall constitute the sole remedy against the Servicer respecting such breach available to the Depositor, the Noteholders, the Certificateholders, the Issuer, the Owner Trustee and the Indenture Trustee. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

         Section 4.08.  Servicing Fee.

         The Servicing Fee shall be payable to the Servicer on each Distribution Date. The Servicing Fee shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. In addition, the Servicer will be entitled to retain all Supplemental Servicing Fees. The Servicer also will be entitled to receive Investment Earnings on funds deposited in the Trust Accounts during each Collection Period. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee), except to the extent otherwise expressly provided herein.

         Section 4.09.  Servicer's Certificate.

         On each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency and Citigroup Global Markets Inc., a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Section 5.06 for the related Collection Period. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. With respect to each Collection Period, Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable, in each case, during such Collection Period shall be identified by the Servicer by account number with respect to such Receivable. At the sole option of the Servicer, each Servicer's Certificate may be delivered in electronic or hard copy format; provided, that if a Servicer's Certificate is delivered by electronic means, an executed hard copy shall follow.

         Section 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event; Sarbanes-Oxley.

         (a) The Servicer shall deliver to the Issuer, the Indenture Trustee, the Depositor and each Rating Agency, on or before March 29 of each year beginning March 29, 2005, an Officer's Certificate of the Servicer and dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or since the Closing Date in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under this Agreement throughout such period or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Issuer, the Indenture Trustee, the Depositor and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, a Servicer Termination Event under Section 8.01.

         (c) The Servicer shall take all action necessary to satisfy the Issuer's reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, monthly and other reports on Form 8-K, any Form 15 (in the sole discretion of the Servicer), annual reports on Form 10-K with respect to the Issuer including all required exhibits thereto and the Sarbanes-Oxley Certification in respect thereof.

         Section 4.11.  Annual Independent Accountants' Report.

         The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, on or before March 29 of each year, beginning March 29, 2005 with respect to the twelve months ended on the immediately preceding December 31 (or, with respect to the first such report, such period as shall have elapsed from the Closing Date to December 31, 2004), a report addressed to the Servicer, the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the books and records of the Servicer or, if applicable, the parent corporation of the Servicer, and issued its report thereon and that such examination: (a) was made in accordance with generally accepted auditing standards, (b) included tests relating to motor vehicle receivables serviced for others in accordance with the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), to the extent the procedures in such program are applicable to the servicing obligations set forth in this Agreement, (c) except as described in the report, disclosed no exceptions or errors in the records relating to the motor vehicle receivables serviced for others that, in the firm's opinion, paragraph four of USAP (or such other form as shall satisfy the requirements of the Commission) requires such firm to report. The certification required by this paragraph may be replaced by any similar certification using standards other than USAP which are now or in the future in use by servicers of comparable motor vehicle receivables. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         Section 4.12. Access to Certain Documentation and Information Regarding Receivables.

         The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property in such cases where such Persons shall be entitled by applicable laws or regulations or by the express terms of the Basic Documents to have access to such documentation. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the

Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13.  Term of Servicer.

         The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

         Section 4.14.  Access to Information Regarding Trust and Basic
                        Documents.

         The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Issuer or the Basic Documents as the Owner Trustee shall reasonably request. Upon request, the Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Indenture Trustee shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV of the Sale and Servicing Agreement.

         Section 4.15.  Remittance of Fifth Third GAP Amounts.

         (a) The Servicer shall handle all claims of Obligors in connection with Fifth Third GAP for any Receivable. Notwithstanding any other provision of this Agreement, if the Servicer determines that all or some portion of the total payoff amount of a Receivable is required to be cancelled pursuant to Fifth Third GAP in effect for such Receivable, the Servicer shall take the appropriate steps to reduce the total payoff amount of such Receivable by the GAP Amount, and such reduction shall not be a violation of any other provision of this Agreement. For any Collection Period during which the Servicer determines that all or some portion of the total payoff amount of a Receivable is required to be cancelled pursuant to Fifth Third GAP in effect for such Receivable, the Servicer shall deposit the applicable GAP Amount into the Collection Account by 11:00 am New York City time on the related Distribution Date. The Servicer shall pursue reimbursement of advanced GAP Amounts from the Bank obligated under the related Fifth Third GAP.

         (b) The Issuer agrees that it shall have no right to collect from the Obligor the amount of any GAP Amount determined by the Servicer to be applicable to any Receivable, and that the Issuer shall not, on its own or through any agent or assignee, attempt to collect any GAP Amount from any Obligor.

                                  Article V

                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01.  Establishment of Accounts.

         (a) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall cause to be established and maintained in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Collection Account shall be established initially at the Indenture Trustee.

         (b)    [Reserved].

         (c) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Principal Distribution Account shall be established initially at the Indenture Trustee.

         (d) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Reserve Account shall be established initially at the Indenture Trustee.

         (e) Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer and of which the Servicer provides notification (pursuant to standing instructions or otherwise); provided, however, that if the Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in Fifth Third Institutional Government Money Market Fund. Other than as permitted in writing by the Rating Agencies, all investments of funds on deposit in the Trust Accounts shall mature so that such funds will be available on the next Distribution Date.

         (f) Neither the Servicer nor the Indenture Trustee shall be held liable in any way for any investment losses, except for losses attributable to such Person's failure to make payments on an Eligible Investment issued by such Person, in its commercial capacity as principal obligor, in accordance with their terms.

         (g) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and, as applicable, the Certificateholders. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or, in the case of the Collection Account, the Servicer on its behalf) shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) after becoming aware of the fact, establish a new Trust Account as an Eligible Deposit Account and shall direct the Indenture Trustee to transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the new Trust Account.

               (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                         (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.01(g)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee or its designee shall have sole signature authority with respect thereto; and

                         (B) any other Trust Account Property shall be delivered to the Indenture Trustee in accordance with the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee.

               (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

         Section 5.02.  Collections.

         The Servicer shall remit to the Collection Account all Collections with respect to a Collection Period by 11:00 am New York City time on the related Distribution Date for so long as (i) Fifth Third (Ohio) is the Servicer, (ii) the Servicer has the Minimum Required Rating, and (iii) no Servicer Termination Event shall have occurred and be continuing. Notwithstanding anything herein to the contrary, so long as the conditions set forth in clauses (i) through (iii) above are satisfied, the Servicer shall be permitted to deposit into the Collection Account only the net amount distributable to Persons other than the Servicer and its Affiliates on the Distribution Date; provided, however, that the Servicer shall account to the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually. If (i) Fifth Third (Ohio) is no longer the Servicer, (ii) Fifth Third (Ohio) no longer has the Minimum Required Rating, or (iii) a Servicer Termination Event shall have occurred and be continuing, the Servicer shall remit to the Collection Account all Collections within two Business Days of receipt thereof. Notwithstanding the foregoing, the Servicer may remit Collections to the Collection Account on any other alternate remittance schedule (but not later than the related Distribution Date) if the Rating Agency Condition is satisfied with respect to such alternate remittance schedule. Pending deposit into the Collection Account, Collections may be commingled and used by the Servicer at its own risk and are not required to be segregated from its own funds.

         Section 5.03.  [Reserved].

         Section 5.04.  Purchase Amounts.

         On each Distribution Date, the Servicer and the Seller will deposit into the Collection Account the aggregate Purchase Price with respect to Purchased Receivables purchased by the Servicer or the Seller, respectively, on such Distribution Date, and the Servicer will deposit into the Collection Account all amounts, if any, to be paid under Section 9.01 in connection with the

Optional Purchase. All such deposits with respect to a Distribution Date will be made, in immediately available funds by 11:00 a.m., New York City time, on such Distribution Date.

         Section 5.05.  Permitted Withdrawals from Collection Account.

         On each Distribution Date, the Indenture Trustee, at the direction of the Servicer, shall, in addition to, and prior to, the withdrawals from the Collection Account on such Distribution Date pursuant to Section 5.06(b) or
Section 5.06(e), as applicable, make the following withdrawals from the Collection Account, for the following purposes:

         (a) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

         (b) to clear and terminate the Collection Account in connection with the termination of this Agreement.

         The Servicer shall keep and maintain an accounting, as part of the monthly Servicer's Certificate prepared by the Servicer, for the purpose of justifying any withdrawals from the Collection Account pursuant to this
Section 5.05. It is understood that whenever reference is made in this Agreement to withdrawals by the Servicer from the Collection Account and distributions by the Servicer of amounts so withdrawn, such withdrawals and distributions shall be made or caused to be made by the Indenture Trustee in accordance with written instructions from the Servicer signed by a Responsible Officer of the Servicer.

         Section 5.06.  Distributions.

         (a) On or prior to each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

         (b) On each Distribution Date prior to an acceleration of the Notes specified in Section 5.06(e), the Servicer shall instruct the Indenture
Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the sum of (1) the Total Distribution Amount for such Distribution Date and (2) all amounts transferred to the Collection Account from the Reserve Account pursuant to Section 5.07(b) for such Distribution Date, to make required payments and distributions on such date pursuant to clauses (i) through (x) below, in the following order and priority:

               (i) to the Servicer, the Servicing Fee (and any accrued and unpaid Servicing Fees from prior Collection Periods);

               (ii) concurrently, from available funds remaining after the application of clause (i) and only to the extent not previously paid by the Administrator, (A) to the Indenture Trustee, the Indenture Trustee Fee for the related Collection Period (and any accrued and unpaid Indenture Trustee Fees from prior Collection Periods) and (B) to the

          Owner Trustee, the Owner Trustee Fee for the related Collection Period (and any accrued and unpaid Owner Trustee Fees from prior Collection Periods);

               (iii) to the Class A Noteholders, ratably based on the amount of interest then owing to each Class A Noteholder, from available funds remaining after the application of clauses (i) and (ii), the Class A Noteholders' Interest Distributable Amount;

               (iv) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from available funds remaining after the application of clauses (i) through (iii), the First Allocation of Principal, if any;

               (v) to the Class B Noteholders, ratably based on the amount of interest then owing to each Class B Noteholder, from available funds remaining after the application of clauses (i) through (iv), the Class B Noteholders' Interest Distributable Amount;

               (vi) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from available funds remaining after the application of clauses (i) through (v), the Second Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above;

               (vii) to the Reserve Account, from available funds remaining after the application of clauses (i) through (vi), any deficiency in the Reserve Account Required Amount;

               (viii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from available funds remaining after the application of clauses (i) through (vii), the Regular Principal Allocation, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above and any Second Allocation of Principal paid pursuant to clause (vi) above;

               (ix) to the Indenture Trustee and the Owner Trustee, from available funds remaining after the application of clauses (i) through (ix), any accrued and unpaid fees, expenses and indemnification expenses owed thereto under any of the Basic Documents to the extent not otherwise paid (including legal fees and expenses); and

               (x) the remainder, if any, of available funds remaining after the application of clauses (i) through (x), (A) if the Seller and its Affiliates hold 100% of the Certificates, in accordance with the Seller's directions or (B) otherwise, to the Certificate
          Distribution Account for distribution to the Holders of the Certificates.

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until all amounts distributable on the Certificates have been distributed to the Certificateholders.

         (c) On each Distribution Date, the Indenture Trustee shall remit to the Servicer the net Investment Earnings from the Trust Accounts earned since the immediately preceding Distribution Date (or, in the case of the first Distribution Date, earned since the Closing Date).

         (d) On each Distribution Date prior to an acceleration of the Notes specified in Section 5.06(e), the Servicer shall instruct the Indenture
Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make payments and distributions on such date pursuant to clauses (i) and (ii) below, in the following order and priority:

               (i) to the Class A Noteholders, in the following order and priority, the Class A Principal Distributable Amount for such Distribution Date:

                    (A) to the Class A-1 Noteholders on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                    (B) to the Class A-2 Noteholders on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

                    (C) to the Class A-3 Noteholders on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and

                    (D) to the Class A-4 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

               provided, however, that on each Distribution Date following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture that has resulted in an acceleration of the Notes, the remainder, if any, of the Class A Principal Distributable Amount for such Distribution Date remaining after the application of
               Section 5.06(d)(i)(A) above shall be paid to the Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, ratably, without preference or priority of any kind, on the basis of the respective Outstanding Amounts of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, on account of principal until the respective Outstanding Amount of each such subclass of Class A Notes is reduced to zero; and

               (ii) to the Class B Noteholders, the Class B Principal Distributable Amount for such Distribution Date.

         (e) Notwithstanding Section 5.06(b) and (d) above, and subject to the provisions of Section 5.04(b) of the Indenture, on each Distribution Date following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture that has resulted in an acceleration of the Notes (or following the occurrence of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) after an Event of Default specified in Section 5.01(iii) of the Indenture has occurred and the Notes have been accelerated), the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the sum of (1) the Total Distribution Amount for such Distribution Date and (2) all amounts transferred to the Collection Account from the Reserve Account pursuant to Section 5.07(b) for such Distribution Date, to make required payments and distributions on such date pursuant to clauses (i) through (ix) below, in the following order and priority:

               (i) to the Servicer, the Servicing Fee (and any accrued and unpaid Servicing Fees from prior Collection Periods);

               (ii) concurrently, from available funds remaining after the application of clause (i) and only to the extent not previously paid by the Administrator, (A) to the Indenture Trustee, the Indenture Trustee Fee for the related Collection Period (and any accrued and unpaid Indenture Trustee Fees from prior Collection Periods) and (B) to the Owner Trustee, the Owner Trustee Fee for the related Collection Period (and any accrued and unpaid Owner Trustee Fees from prior Collection Periods);

               (iii) from available funds remaining after the application of clauses (i) and (ii), to the Class A Noteholders, ratably based on the amount of interest then owing to each Class A Noteholder, the Class A Noteholders' Interest Distributable Amount;

               (iv) from available funds remaining after the application of clauses (i) through (iii), to the Class A-1 Noteholders, ratably, on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

               (v) from available funds remaining after the application of clauses (i) through (iv), to the Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, ratably, without preference or priority of any kind, on the basis of the respective Outstanding Amounts of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, on account of principal until the respective Outstanding Amount of each such subclass of Class A Notes is reduced to zero;

               (vi) from available funds remaining after the application of clauses (i) through (v), to the Class B Noteholders, ratably based on the amount of interest then owing to each Class B Noteholder, the Class B Noteholders' Interest Distributable Amount;

               (vii) from available funds remaining after the application of clauses (i) through (vi), to the Class B Noteholders, ratably, on account of principal until the Outstanding Amount of the Class B Notes is reduced to zero;

               (viii) from available funds remaining after the application of clauses (i) through (vii), to the Indenture Trustee and the Owner Trustee, any accrued and unpaid fees, expenses and indemnification expenses owed thereto under any of the Basic Documents to the extent not otherwise paid (including legal fees and expenses); and

               (ix) the remainder, if any, of available funds remaining after the application of clauses (i) through (viii), (A) if the Seller and its Affiliates hold 100% of the Certificates, in accordance with the Seller's directions or (B) otherwise, to the Certificate Distribution Account for distribution to the Holders of the Certificates.

         Section 5.07.  Reserve Account.

         (a) On or prior to the Closing Date the Issuer shall cause to have deposited an amount equal to the Reserve Account Required Amount into the Reserve Account from the net proceeds of the sale of the Securities. The Reserve Account shall be an asset of the Issuer.

         (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the Reserve Account Withdrawal Amount, if any, from the Reserve Account and deposit such Reserve Account Withdrawal Amount into the Collection Account for distribution in the order of priority set forth in
Section 5.06(b) or Section 5.06(e), as applicable, no later than 12:00 noon, New York City time, on the Business Day prior to the related Distribution Date.

         (c) In the event that, on any Distribution Date prior to an acceleration of the Notes specified in Section 5.06(e), the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, available funds remaining after the payment of the amounts set forth in
Section 5.06(b)(i) through (vi), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Distribution Date, pursuant to Section 5.06(b)(vii).

         (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06 following payment in full of all of the Outstanding Amount of the Notes until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Issuer, any amount then allocated to the Reserve Account shall be paid to the Certificate Distribution Account for distribution to the Certificateholders.

         Section 5.08.  Statements to Securityholders.

         On or before each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency, Citigroup Global Markets Inc. and each Paying Agent (if any)) for the Indenture Trustee to forward, on the related Distribution Date, to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Issuer to forward, on the related Distribution Date, to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B setting forth at least the following information as to the Notes to the extent applicable:

         (a) the amount of Collections received with respect to the Receivables;

         (b) the aggregate amount being paid on such Distribution Date in respect of interest and principal on each Class of Notes;

         (c) the Outstanding Amount of each Class of Notes and the Note Pool Factor for each such Class as of the close of business on the preceding Distribution Date, after giving effect to payments allocated to principal reported under clause (b) above;

         (d) the amount of the Servicing Fee paid to the Servicer and the amount of any fees paid by the Issuer, if any, to the Owner Trustee or the Indenture Trustee with respect to the related Collection Period;

         (e) the amount of the Regular Principal Allocation for such Distribution Date;

         (f) the amount of the First Allocation of Principal, if any, for such Distribution Date;

         (g) the amount of the Second Allocation of Principal, if any, for such Distribution Date;

         (h) the aggregate amounts of Realized Losses, if any, and Recoveries, if any, with respect to the related Collection Period;

         (i) the Pool Balance as of the close of business on the last day of the related Collection Period;

         (j) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Distribution Date, if any;

         (k) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to such Distribution Date;

         (l) the aggregate Principal Balance of all Receivables that became Liquidated Receivables on that Distribution Date during the related Collection Period;

         (m) the aggregate Principal Balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

         (n) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall and the Class B Interest Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

         (o) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

         (p) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed; and

         (q) the Overcollateralization Target Amount for the next Distribution Date.

         Each amount set forth on the Distribution Date Statement under clauses (b), (d), (e), (f), (g), (h) or (n) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

                                  Article VI

                                 THE DEPOSITOR

         Section 6.01.  Representations of Depositor.

         The Depositor makes the following representations to the Issuer, the Servicer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Issuer pursuant to this Agreement or the validity or enforceability of the Receivables.

         (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary corporate action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax or similar Applicable Tax State tax attributes of the Notes.

         (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section 6.02.  Corporate Existence.

         During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

         Section 6.03.  Liability of Depositor; Indemnities.

         The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

         Section 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor.

         Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Issuer, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or
6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Issuer, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Issuer, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

         Section 6.05.  Limitation on Liability of Depositor and Others.

         The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

         Section 6.06.  Depositor May Own Securities.

         The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

         Section 6.07.  Depositor to Provide Copies of Relevant Securities
                        Filings.

         The Depositor shall provide or cause to be provided to the Indenture Trustee and the Seller a copy of any document filed by the Depositor subsequent to the date hereof with the Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Issuer, the Notes or the Certificates.

         Section 6.08.  Amendment of Depositor's Organizational Documents.

         The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                 Article VII

                                 THE SERVICER

         Section 7.01.  Representations of Servicer.

         The Servicer makes the following representations to the Issuer, the Depositor, the Indenture Trustee and the Seller and upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date (and in the case of subsections (a) or (b) as of any point during the term of this Agreement), and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) Organization and Good Standing. The Servicer is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has, in all material respects, the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Servicer to perform its obligations under the Basic Documents or affect the enforceability or collectibility of the Receivables (other than a de minimis portion of the Receivables). The Servicer is an insured depository institution under the provisions of the Federal Deposit Insurance Act, 12 U.S.C. Sections 1811-1831 and the Servicer's status as an insured depository institution has not been terminated under the provisions of Section 8 of the Federal Deposit Insurance Act, 12 U.S.C. Section 1818. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

         (b) Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables (other than a de minimis portion of the Receivables).

         (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law and by the rights and powers of the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency.

         (e) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would not materially and adversely affect the ability of the Servicer to perform its obligations under the Basic Documents.

         (f) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute
(with or without notice or lapse of time or both) a default under, the certificate of incorporation or bylaws of the Servicer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents (other than conflicts, breaches or Liens which do not affect the legality, validity or enforceability of any of the Basic Documents and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Servicer's ability to perform its obligations under, the Basic Documents), or violate any law, order, agreement, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

         (g) No Proceedings. There are no legal or governmental proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents or seeking any determination which would materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iii) seeking to adversely affect the federal income tax or similar Applicable Tax State tax attributes of the Notes.

         Section 7.02.  Indemnities of Servicer.

         The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

         (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, (i) the breach of any representation or warranty, covenant or other agreement set forth in this Agreement or the other Basic Documents applicable to it or (ii) the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Issuer or the issuance and original sale of the Securities), and any reasonable costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of a reckless disregard of its obligations and duties under this Agreement.

         (d) In addition to the indemnification obligations set forth above, and without duplication, the Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee, each co-trustee and any of their respective officers, directors, employees or agents from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or relating to the Trust Agreement, the Indenture, the other Basic Documents, the Trust Estate (as defined in the Trust Agreement), the administration of the Trust Estate or the trusts under the Indenture or the action or inaction of the Owner Trustee, the Indenture Trustee or any co-trustee under the Trust Agreement or under the Indenture, except to the extent that such costs, expenses, losses, damages, claims and liabilities (i) shall be due to the willful misconduct or negligence of the Owner Trustee, the Indenture Trustee, a co-trustee or such other party seeking indemnification, as the case may be or (ii) solely with respect to the Owner Trustee, shall arise from the inaccuracy of any representation or warranty contained in
Section 7.03 of the Trust Agreement expressly made by the Owner Trustee.

         For purposes of this Section, in the event of the termination of the rights and obligations of Fifth Third (Ohio) (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         Section 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer.

         Any Person (i) into which the Servicer may be merged or consolidated,
(ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Issuer, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, if the Servicer enters into any of the foregoing transactions and is not the surviving entity, (x) the Servicer shall deliver to the Issuer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.03 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer shall deliver to the Issuer and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the assets of the Issuer and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 7.04.  Limitation on Liability of Servicer and Others.

         (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of duties. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         (b) In the event that the Indenture Trustee becomes the successor servicer, the Indenture Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

         (c) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, that the Servicer may in its sole discretion (but shall not be required to) undertake any legal action that it may deem necessary or desirable to protect the interests of the Certificateholders and the Noteholders under the Basic Documents.

         Section 7.05.  Delegation of Duties.

         The Servicer may, at any time without notice or consent, delegate any or all of its duties (including, without limitation, its duties as custodian) under the Basic Documents to any of its Affiliates or to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer, the Depositor and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties. The Servicer shall pay any compensation payable to such Person from its own funds and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders shall have any liability to such Person with respect thereto. Without limitation of the foregoing, the Servicer shall be responsible for compliance by any such Person with the Fair Debt Collection Practices Act and any other applicable laws, rules or regulations. Any agreement that may be entered into by the Servicer and a Person that provides for any delegation of the Servicer's duties hereunder to such Person shall be deemed to be between the Servicer and such Person alone, and the Issuer, the Owner Trustee, the Indenture Trustee and Holders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect thereto.

         Section 7.06.  Servicer Not to Resign.

         (a) Subject to the provisions of Section 7.03, Fifth Third (Ohio) shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities.

         (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law or that resignation is required by regulatory authorities shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and, with respect to any determination that performance is no longer permitted under applicable law, any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Indenture Trustee (or another successor Servicer, if so appointed pursuant to the second sentence of Section 8.03(b)) shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03 or the date upon which any regulatory authority requires such resignation.

         Section 7.07.  Servicer May Own Securities.

         The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes of a particular Class so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes of such Class.

                                 Article VIII

                                    DEFAULT

         Section 8.01.  Servicer Termination Events.

         For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

         (a) any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice of such failure is received by the Servicer from the Issuer or the Indenture Trustee or after discovery of such failure by a Responsible Officer of the Servicer;

         (b) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee, the Depositor and the Seller the Servicer's Certificate by the applicable Determination Date, which failure continues unremedied for a period of five Business Days;

         (c) failure on the part of the Servicer to observe or perform any other covenants or agreements set forth in this Agreement, which failure shall
(i) materially and adversely affect the rights of the Noteholders or the Certificateholders and (ii) continue unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given (1) to the Servicer by the Issuer or the Indenture Trustee or (2) to the Owner Trustee, the Indenture Trustee, the Servicer, the Banks or the Seller by Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes or, if no Notes are outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates; or

         (d) the occurrence of an Insolvency Event with respect to the Servicer.

         Section 8.02.  Consequences of a Servicer Termination Event.

         If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing a majority of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, the Holders of Certificates evidencing not less than a majority of the percentage interests in the Certificates, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of Indenture Trustee or such other successor Servicer, if any, as shall have been appointed pursuant to the second sentence of Section 8.03(b); provided, however, that the Indenture Trustee or such other successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the Indenture Trustee or such other successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the successor Servicer access to Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties. To the extent that compliance with this Section shall require the Servicer to disclose to the successor Servicer information of any kind that the Servicer deems to be confidential, the successor Servicer will be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

         Section 8.03.  Appointment of Successor Servicer.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Issuer and the Indenture Trustee (and any successor Servicer other than the Indenture Trustee, if so appointed pursuant to the second sentence of Section 8.03(b)) shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If the Indenture Trustee or another successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

         (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, or if the Indenture Trustee is legally unable or unwilling to act as Servicer, the Indenture Trustee (or the Issuer if the Notes have been paid in full) may exercise at any time its right to appoint any Eligible Servicer as a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. The Indenture Trustee shall be entitled to withdraw from the Collection Account and remit to the successor Servicer or such other party entitled thereto all reasonably incurred Servicer transition costs.

         (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         Section 8.04.  Notification to Securityholders.

         Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Issuer shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

         Section 8.05.  Waiver of Past Defaults.

         Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, the Holders of Certificates evidencing not less than a majority of the percentage interests in the Certificates may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  Article IX

                                  TERMINATION

         Section 9.01.  Optional Purchase of All Receivables.

         (a) On each Distribution Date as of which the Pool Balance is equal to or less than 10% of the Initial Pool Balance, the Servicer shall have the option to purchase the Receivables; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay in full (1) the Outstanding Amount of all Notes Outstanding,
(2) any accrued and unpaid interest thereon at the applicable Interest Rate (including interest on past due interest at the applicable Interest Rate, to the extent lawful) on the Notes to but excluding the Redemption Date and (3) any amounts due to the Indenture Trustee and the Owner Trustee, pursuant to the Basic Documents. To exercise such option, the Servicer shall deposit to the Collection Account on the Redemption Date an amount equal to the lesser of
(i) the fair market value of the Receivables and (ii) the aggregate Purchase Amount for the Receivables (including Receivables that became Liquidated Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables; provided, however, that the amount to be paid for such purchase in the case of either (i) or (ii) above shall be sufficient to pay in full (1) the Outstanding Amount of all Notes Outstanding,
(2) any accrued and unpaid interest thereon at the applicable Interest Rate (including interest on past due interest at the applicable Interest Rate, to the extent lawful) on the Notes to but excluding the Redemption Date and (3) any amounts due to the Indenture Trustee and the Owner Trustee, pursuant to the Basic Documents. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

         (b) As described in Article IX of the Trust Agreement, notice of any termination of the Issuer shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Issuer will succeed to the rights of, the Indenture Trustee pursuant to this Agreement.

                                  Article X

                                 MISCELLANEOUS

         Section 10.01.  Amendment.

         (a) Any term or provision of this Agreement may be amended by the Seller, the Servicer and the Depositor (whose agreement to such amendment shall not be unreasonably withheld) without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to that effect, materially and adversely affect the interests of the Noteholders or the Certificateholders;

provided further that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee, without the prior written consent of the Indenture Trustee. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to such amendment.

         (b) Any term or provision of this Agreement may be amended in writing by the Seller, the Servicer and the Depositor (whose agreement to such amendment shall not be unreasonably withheld) without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Depositor, the Servicer or any of their respective Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied; provided that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee, without the prior written consent of the Indenture Trustee.

         (c)    The Servicer may, from time to time after the Closing Date,
(i) modify the formula for determining the Reserve Account Required Amount that is different from the formula as of the Closing Date or (ii) modify the formula for determining the Overcollateralization Target Amount that is different from the formula as of the Closing Date. Upon satisfaction of the Rating Agency Condition, the Reserve Account Required Amount or the Overcollateralization Target Amount, as applicable, shall be determined in accordance with the new formula. This Agreement shall accordingly be amended in writing, without the consent of the Depositor, any Noteholder, any Certificateholder or any other Person, to reflect the new calculation.

         (d) Any term or provision of this Agreement may also be amended in writing by the Servicer, the Issuer and the Depositor (whose agreement to such amendment shall not be unreasonably withheld), with the prior written consent of the Indenture Trustee, Holders of Notes evidencing at least a majority of the Outstanding Amount of the Note Balance and Holders of Certificates evidencing at least a majority of the percentage interests in the Certificates (excluding, for purposes of this Section 10.01(d), Notes or Certificates held by the Seller or any of its Affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) reduce the interest rate or principal amount of any Note, change the timing of distributions on any Note or delay the Final Scheduled Distribution Date of any Note without the consent of the Holder of such Note, (ii) reduce the percentage of the Outstanding Amount of the Note Balance, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the Outstanding Amount of the Note Balance that were required to consent to such matter before giving effect to such amendment or
(iii) reduce the percentage of the interests in the Certificates, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the interests in the Certificates that were required to consent to such matter before giving effect to such amendment.

         (e) Promptly after the execution of any amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Depositor, the Indenture Trustee and each Rating Agency.

         (f) It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         (g) Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02.  Protection of Title to Trust.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. In addition, the Seller and the Depositor hereby authorize the Issuer at any time and from time to time to prepare and file financing statements and amendments thereto in any jurisdiction as may be necessary or desirable to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof.

         (b) None of the Seller, the Depositor or the Servicer shall change its name, identity, jurisdiction of organization, address or corporate structure in any manner that would make any financing statement or continuation statement filed in accordance with this Agreement "seriously misleading" within the meaning of Section 9-506, 9-507 or 9-508 of the UCC unless it shall have given the Issuer and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements, continuation statements to previously filed financing statements and all initial financing statements that may be required to ensure that each of the Seller, the Depositor, the Issuer and the Indenture Trustee maintains its perfected security interest in the Receivables.

         (c) The Servicer shall at all times maintain each office from which it shall service Receivables within the United States of America; provided, that nothing herein shall prevent any delegation (including outsourcing) by the Servicer to Persons outside the United States; provided, further, that the Servicer may not delegate any of its duties as Custodian in a manner that would result in any Receivable Files being held outside of the United States. The Servicer shall give the Issuer and the Indenture Trustee at least five days' prior written notice of any change of location of the Seller for purposes of Section 9-307 of the UCC and shall have promptly filed appropriate amendments to all previously filed financing statements, continuation statements to previously filed financing statements and all initial financing statements that may be required to ensure that each of the Seller, the Depositor, the Issuer and the Indenture Trustee maintains its perfected security interest in the Receivables.

         (d) The Servicer shall maintain (or cause to be maintained) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

         (e) The Servicer shall maintain (or cause to be maintained) its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is owned by the Issuer and pledged by the Issuer to the Indenture Trustee for the benefit of the Noteholders. Indication of such Receivables' inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within thirty days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Issuer.

         (i) The Issuer shall deliver to the Indenture Trustee the Opinions of Counsel required pursuant to Section 3.06 of the Indenture.

         Section 10.03.  Notices.

         All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this

Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 390 Greenwich Street, New York, NY 10013, Attention: Citigroup Vehicle Securities Inc.; (b) in the case of Fifth Third (Ohio), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, Attention: Chris Marshall (MD 1090QA);
(c) in the case of the Seller, to Fifth Third Auto Funding LLC, 1850 East Paris Avenue SE, Kentwood, Michigan 49503, Attention: Paul Clemens (MD RMOB3A); (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department; (e) in the case of the Indenture Trustee, at the Corporate Trust Office; (f) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; and (g) in the case of Standard & Poor's, to 55 Water Street (41st Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

         Section 10.04.  Assignment by the Depositor or the Servicer.

         Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04, 7.03 and 8.03, neither the Seller nor the Servicer may assign all, or a portion of, its rights, obligations and duties under this Agreement unless such transfer or assignment satisfies the Rating Agency Condition. In the event of a transfer or assignment pursuant to this Section 10.04, the Rating Agencies shall be provided with notice of such transfer or assignment. Nothing contained in this Section 10.04 shall apply to a delegation of duties under Section 3.09 or 7.05.

         Section 10.05.  Limitations on Rights of Others.

         The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.06.  Representations of the Servicer and the Depositor.

         The respective agreements, representations, warranties and other statements by the Servicer and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the transfers and assignments referred to in Section 2.01 and Section 10.09.

         Section 10.07.  Headings and Cross-References.

         The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

         Section 10.08.  GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.09.  Assignment by Issuer.

         The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.10.  Counterparts.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 10.11.  Severability.

         In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 10.12.  Further Assurances.

         Each of the Seller and the Servicer agrees to do and to perform from time to time any and all acts and to execute and all further instruments required or reasonably requested by the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee to effect the purposes of this Agreement.

         Section 10.13.  Waiver of Immunity.

         To the extent that the Servicer or the Seller has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from the jurisdiction of any court or from set-off or any legal process (whether service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property and assets, each of the Servicer and the Seller hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

         Section 10.14.  Nonpetition Covenants.

         Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after payment in full of all obligations under each Financing with respect to each Bankruptcy Remote Party, acquiesce, petition or otherwise invoke or cause any Bankruptcy Remote Party to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bankruptcy Remote Party under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bankruptcy Remote Party or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Bankruptcy Remote Party.

         Section 10.15. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                         FIFTH THIRD AUTO TRUST 2004-A

                         By:      WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           but solely as Owner Trustee

                         By: /s/ Joann A. Rozell
                             ----------------------------------------
                         Name:  Joann A. Rozell
                         Title  Financial Services Officer


                         CITIGROUP VEHICLE SECURITIES INC.

                         By: /s/ Steven Vierengel
                             ----------------------------------------
                              Name:   Steven Vierengel
                              Title   Assistant Vice President


                         FIFTH THIRD BANK,
                          an Ohio banking corporation

                         By: /s/ R. Christopher Marshall
                             ----------------------------------------
                             Name:  R. Christopher Marshall
                             Title  Vice President

                         FIFTH THIRD AUTO FUNDING LLC

                         By: /s/ Paul Clemens
                             ----------------------------------------
                              Name:  Paul Clemens
                              Title  Senior Vice President


                         THE BANK OF NEW YORK,
                            not in its individual capacity
                            but solely as Indenture Trustee

                         By: /s/ John Bobko
                             ----------------------------------------
                              Name:  John Bobko
                              Title  Assistant Vice President

                                  SCHEDULE A

                         Final Schedule of Receivables

             [To be Delivered to the Indenture Trustee at Closing]

                                  SCHEDULE B


                         Location of Receivable Files


                              925 Freeman Avenue
                            Cincinnati, Ohio 45203

                                   EXHIBIT A


                 Representations and Warranties of the Seller
           Under Section 3.02 of the Receivables Purchase Agreement


             [see Exhibit A of the Receivables Purchase Agreement]

                                   EXHIBIT B


            Form of Distribution Date Statement to Securityholders